UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

Agentix Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55383

(Commission File Number)

46-2876282

(IRS Employer Identification No.)

32932 Pacific Coast Highway, #14-254

Dana Point, California 92629

(Address of principal executive offices)(Zip Code)

(949) 438-0160

Registrant’s telephone number, including area code

FairWind Energy Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change to Agentix Corp.

As previously disclosed in definitive Information Statement of Schedule 14C (the “Schedule 14C”), filed with the Securities and Exchange Commission on June 26, 2019, effective June 17, 2019, the board of directors and the stockholders of the majority of voting power of FairWind Energy Inc., a Nevada corporation (the “Company”) approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from “FairWind Energy, Inc.” to “Agentix Corp.” A Certificate of Amendment to the Articles of Incorporation effecting the change of name of the Company was filed with the Secretary of State of the State of Nevada effective June 17, 2019. The OTCQB recognized the name change effective July 3, 2019.

Reverse Split

As previously disclosed in the Schedule 14C, effective June 17, 2019, the board of directors and the stockholders of the majority of voting power of the Company approved a one thousand-for-one (1,000:1) reverse split (the “Reverse Split”) of the Company’s issued and outstanding shares of common stock.  A Certificate of Change, effecting the Reverse Split was filed with the Secretary of State of the State of Nevada effective June 17, 2019. The OTCQB recognized the name change effective July 3, 2019.

Item 8.01 Other Events.

New Ticker Symbol and New CUSP Number

On July 10, 2019, the Company announced that effective August 1, 2019, the new ticker symbol of the Company will be “AGTX”.

The new CUSIP number for the shares of common of common stock of the Company, under the name “Agentix Corp.” and giving effect to the Reverse Split is 00848A103.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

3.1.1	Certificate of Amendment to Articles of Incorporation
3.1.2	Certificate of Change

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agentix Corp.

Date: July 11, 2019	By:	/s/ Scott Stevens
	Name:	Scott Stevens
	Title:	President

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